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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                NOVEMBER 8, 2005
                        (Date of earliest event reported)

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)



             DE                           1-3970                 23-1483991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



  350 POPLAR CHURCH ROAD, CAMP HILL, PA                                17011
(Address of principal executive offices)                            (Zip Code)


         Registrant's telephone number, including area code 717-763-7064


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 8, 2005, Harsco Corporation (the Company) received approval from the National Bank of Belgium to increase the maximum amount of treasury notes authorized under its euro commercial paper program from EUR 100 million to EUR 200 million. The increase in authorized commercial paper will provide increased financial flexibility for potential growth-related investments and for general corporate requirements. The original Commercial Paper Dealer Agreement (the Dealer Agreement) dated September 24, 2003 between ING Belgium SA/NV and Harsco Finance B.V. was filed as an Exhibit to the Company's 2003 Form 10-K.

A copy of the supplement to the Dealer Agreement is attached hereto and incorporated by reference herein as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 - Supplement No. 1 to the Dealer Agreement





EXHIBIT INDEX

Exhibit 10.1 - Supplement No. 1 to the Dealer Agreement

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARSCO CORPORATION
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                                          (Registrant)



DATE       November 10, 2005           /S/ Salvatore D. Fazzolari
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                                       Salvatore D. Fazzolari
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer